UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 29, 2009

CREE, INC.
(Exact name of registrant as specified in its charter)

North Carolina	0-21154	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Silicon Drive
Durham, North Carolina	27703
(Address of principal executive offices)	(Zip Code)

(919) 313-5300

Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)           On October 29, 2009, the shareholders of Cree, Inc. (the “Company”) approved amendments to the Company’s 2004 Long-Term Incentive Compensation Plan (the “LTIP”).  The LTIP was amended to increase the shares that may be issued under the LTIP by 3,000,000.

    The terms of the LTIP are set forth under the caption “Proposal No. 2 – Approval of Amendment to 2004 Long-Term Incentive Compensation Plan” in the Company’s definitive proxy statement for the Company’s 2009 annual meeting filed with the Securities and Exchange Commission on September 4, 2009.  Such description, which is qualified in its entirety by reference to the LTIP, as amended, filed as Exhibit 10.1 to this report on Form 8-K, is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description of Exhibit

10.1	2004 Long-Term Incentive Compensation Plan, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREE, INC.

By:	/s/ Charles M. Swoboda
Charles M. Swoboda
Chairman, Chief Executive Officer and President

Date:  October 30, 2009

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	2004 Long-Term Incentive Compensation Plan, as amended